                        Collateral Stratification Report
                                 WAMU Jumbo 1-27
                                      15 Yr

================================================================================

--------------------------------------------------------------------------------
Pool Summary                                   COUNT         UPB            %
--------------------------------------------------------------------------------
Non-Conforming                                  1225   $598,815,292.92    99.64%
Conforming                                         6      2,182,296.03     0.36
--------------------------------------------------------------------------------
Total:                                          1231   $600,997,588.95   100.00%
--------------------------------------------------------------------------------

Data as of Date: 2003-01-01
AVG UPB: $488,219.00
GROSS WAC: 5.6301%
NET WAC: 5.380%
% SF/PUD: 96.02%
% FULL/ALT: 77.07%
% CASHOUT: 18.92%
% BUYDOWN: 0.00%
% LTV > 80 NO MI: 0.00%
WA LTV: 57.02%
% FICO > 679: 91.67%
% NO FICO: 0.16%
WA FICO: 737
% FIRST LIEN: 100.00%
% PREPAY PENALTY: 100.00%
CALIFORNIA %: 48.37%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Product Type                                   COUNT         UPB            %
--------------------------------------------------------------------------------
Fixed                                           1231   $600,997,588.95   100.00%
--------------------------------------------------------------------------------
Total:                                          1231   $600,997,588.95   100.00%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Original Balance                               COUNT         UPB            %
--------------------------------------------------------------------------------
$300,000.01 - $350,000.00                        144   $ 48,674,243.47     8.10%
$350,000.01 - $400,000.00                        285    107,259,526.27    17.85
$400,000.01 - $450,000.00                        221     94,108,297.82    15.66
$450,000.01 - $500,000.00                        190     90,839,689.22    15.11
$500,000.01 - $550,000.00                        105     55,370,941.86     9.21
$550,000.01 - $600,000.00                         76     43,866,217.25     7.30
$600,000.01 - $650,000.00                        110     69,529,106.30    11.57
$650,000.01 - $700,000.00                         10      6,869,547.65     1.14
$700,000.01 - $750,000.00                         11      8,078,293.90     1.34
$750,000.01 - $800,000.00                          7      5,422,798.61     0.90
$800,000.01 - $850,000.00                         18     14,890,675.46     2.48
$850,000.01 - $900,000.00                         17     14,959,447.35     2.49
$900,000.01 - $950,000.00                          5      4,647,258.40     0.77
$950,000.01 - $1,000,000.00                       17     16,838,964.34     2.80
$1,000,000.01 >=                                  15     19,642,581.05     3.27
--------------------------------------------------------------------------------
Total:                                          1231   $600,997,588.95   100.00%
--------------------------------------------------------------------------------
Minimum: $323,000.00
Maximum: $1,500,000.00
Average: $489,120.26
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Unpaid Balance                                 COUNT         UPB            %
--------------------------------------------------------------------------------
$300,000.01 - $350,000.00                        146   $ 49,338,046.30     8.21%
$350,000.01 - $400,000.00                        287    108,099,030.10    17.99
$400,000.01 - $450,000.00                        217     92,604,991.16    15.41
$450,000.01 - $500,000.00                        191     91,337,934.17    15.20
$500,000.01 - $550,000.00                        104     54,872,696.91     9.13
$550,000.01 - $600,000.00                         77     44,466,062.56     7.40
$600,000.01 - $650,000.00                        109     68,929,260.99    11.47
$650,000.01 - $700,000.00                         10      6,869,547.65     1.14
$700,000.01 - $750,000.00                         11      8,078,293.90     1.34
$750,000.01 - $800,000.00                          8      6,222,189.60     1.04
$800,000.01 - $850,000.00                         17     14,091,284.47     2.34
$850,000.01 - $900,000.00                         17     14,959,447.35     2.49
$900,000.01 - $950,000.00                          5      4,647,258.40     0.77
$950,000.01 - $1,000,000.00                       17     16,838,964.34     2.80
$1,000,000.01 >=                                  15     19,642,581.05     3.27
--------------------------------------------------------------------------------
Total:                                          1231   $600,997,588.95   100.00%
--------------------------------------------------------------------------------
Minimum: $314,523.75
Maximum: $1,495,000.00
Average: $488,219.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Gross Rate                                     COUNT         UPB            %
--------------------------------------------------------------------------------
4.626% - 4.750%                                    2   $    728,663.01     0.12%
4.751% - 4.875%                                    2      1,687,530.93     0.28
4.876% - 5.000%                                    3      1,216,104.03     0.20
5.001% - 5.125%                                    9      3,956,195.99     0.66
5.126% - 5.250%                                   74     34,950,287.38     5.82
5.251% - 5.375%                                  131     61,148,417.05    10.17
5.376% - 5.500%                                  294    139,771,204.34    23.26
5.501% - 5.625%                                  249    120,955,747.33    20.13
5.626% - 5.750%                                  208    105,798,127.82    17.60
5.751% - 5.875%                                  173     87,352,435.86    14.53
5.876% - 6.000%                                   62     32,155,100.50     5.35
6.001% - 6.125%                                   12      5,750,967.89     0.96
6.126% - 6.250%                                   10      4,787,499.49     0.80
6.251% - 6.375%                                    1        348,423.84     0.06
6.376% - 6.500%                                    1        390,883.49     0.07
--------------------------------------------------------------------------------
Total:                                          1231   $600,997,588.95   100.00%
--------------------------------------------------------------------------------
Minimum: 4.750%
Maximum: 6.500%
Weighted Average: 5.630%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Warburg LLC. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Warburg LLC.
================================================================================

                        Collateral Stratification Report
                                 WAMU Jumbo 1-27
                                      15 Yr

================================================================================

--------------------------------------------------------------------------------
Net Rate                                       COUNT         UPB            %
--------------------------------------------------------------------------------
4.376% - 4.500%                                    2   $    728,663.01     0.12%
4.501% - 4.625%                                    2      1,687,530.93     0.28
4.626% - 4.750%                                    3      1,216,104.03     0.20
4.751% - 4.875%                                    9      3,956,195.99     0.66
4.876% - 5.000%                                   74     34,950,287.38     5.82
5.001% - 5.125%                                  131     61,148,417.05    10.17
5.126% - 5.250%                                  294    139,771,204.34    23.26
5.251% - 5.375%                                  249    120,955,747.33    20.13
5.376% - 5.500%                                  208    105,798,127.82    17.60
5.501% - 5.625%                                  173     87,352,435.86    14.53
5.626% - 5.750%                                   62     32,155,100.50     5.35
5.751% - 5.875%                                   12      5,750,967.89     0.96
5.876% - 6.000%                                   10      4,787,499.49     0.80
6.001% - 6.125%                                    1        348,423.84     0.06
6.126% - 6.250%                                    1        390,883.49     0.07
--------------------------------------------------------------------------------
Total:                                          1231   $600,997,588.95   100.00%
--------------------------------------------------------------------------------
Minimum: 4.500%
Maximum: 6.250%
Weighted Average: 5.380%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Original Term to Maturity                      COUNT         UPB            %
--------------------------------------------------------------------------------
61  - 120                                          4   $  1,595,647.13     0.27%
121 - 180                                       1227    599,401,941.82    99.73
--------------------------------------------------------------------------------
Total:                                          1231   $600,997,588.95   100.00%
--------------------------------------------------------------------------------
Minimum: 120
Maximum: 180
Weighted Average: 180
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Remaining Term to Stated Maturity              COUNT         UPB            %
--------------------------------------------------------------------------------
61  - 120                                          4   $  1,595,647.13     0.27%
121 - 180                                       1227    599,401,941.82    99.73
--------------------------------------------------------------------------------
Total:                                          1231   $600,997,588.95   100.00%
--------------------------------------------------------------------------------
Minimum: 118
Maximum: 180
Weighted Average: 179
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Seasoning                                      COUNT         UPB            %
--------------------------------------------------------------------------------
<= 0                                             880   $430,788,856.95    71.68%
1 - 1                                            299    145,259,519.79    24.17
2 - 2                                             42     19,984,071.10     3.33
3 - 3                                              6      3,138,742.74     0.52
4 - 4                                              2        913,967.27     0.15
7 - 12                                             1        390,883.49     0.07
13 - 24                                            1        521,547.61     0.09
--------------------------------------------------------------------------------
Total:                                          1231   $600,997,588.95   100.00%
--------------------------------------------------------------------------------
Minimum: 0
Maximum: 13
Weighted Average: 0
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
FICO Scores                                    COUNT         UPB            %
--------------------------------------------------------------------------------
0 - 0                                              2   $    958,169.13     0.16%
620 - 629                                         13      5,319,406.84     0.89
630 - 639                                         13      5,681,555.77     0.95
640 - 649                                          9      5,553,726.43     0.92
650 - 659                                         16      7,371,963.32     1.23
660 - 669                                         21     10,015,181.42     1.67
670 - 679                                         34     15,158,915.28     2.52
680 - 689                                         52     24,749,768.44     4.12
690 - 699                                         73     35,224,659.92     5.86
700 - 709                                         70     38,291,321.73     6.37
710 - 719                                         75     38,141,265.45     6.35
720 - 729                                        102     52,064,537.17     8.66
730 - 739                                         95     47,594,452.30     7.92
740 - 749                                         89     42,545,472.65     7.08
750 - 759                                        140     66,130,672.15    11.00
760 - 769                                        144     69,645,927.99    11.59
770 - 779                                        114     55,970,350.30     9.31
780 - 789                                        100     47,767,021.39     7.95
790 - 799                                         49     22,874,695.27     3.81
800 - 809                                         19      9,536,526.00     1.59
810 - 819                                          1        402,000.00     0.07
--------------------------------------------------------------------------------
Total:                                          1231   $600,997,588.95   100.00%
--------------------------------------------------------------------------------
Minimum: 0
Maximum: 810
Weighted Average: 737
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Loan To Value Ratio                            COUNT         UPB            %
--------------------------------------------------------------------------------
<= 0.00%                                          19   $  9,793,028.64     1.63%
5.01% - 10.00%                                     4      1,567,520.62     0.26
10.01% - 15.00%                                    4      2,078,577.46     0.35
15.01% - 20.00%                                   13      5,605,867.79     0.93
20.01% - 25.00%                                   16      7,911,143.30     1.32
25.01% - 30.00%                                   34     16,680,648.69     2.78
30.01% - 35.00%                                   47     23,414,819.72     3.90
35.01% - 40.00%                                   70     35,383,499.83     5.89
40.01% - 45.00%                                   96     47,597,026.68     7.92
45.01% - 50.00%                                   95     47,672,854.96     7.93
50.01% - 55.00%                                  118     56,942,048.26     9.47
55.01% - 60.00%                                  142     70,826,648.46    11.78
60.01% - 65.00%                                  131     68,205,146.90    11.35
65.01% - 70.00%                                  145     72,732,169.94    12.10
70.01% - 75.00%                                  162     73,566,320.45    12.24
75.01% - 80.00%                                  127     57,856,792.19     9.63
80.01% - 85.00%                                    3      1,182,522.26     0.20
85.01% - 90.00%                                    4      1,523,531.11     0.25
90.01% - 95.00%                                    1        457,421.69     0.08
--------------------------------------------------------------------------------
Total:                                          1231   $600,997,588.95   100.00%
--------------------------------------------------------------------------------
Minimum: 0.00%
Maximum: 90.89%
Weighted Average: 57.02%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Combined Loan To Value Ratio                   COUNT         UPB            %
--------------------------------------------------------------------------------
<= 0.00%                                        1231   $600,997,588.95   100.00%
--------------------------------------------------------------------------------
Total:                                          1231   $600,997,588.95   100.00%
--------------------------------------------------------------------------------
Minimum: 0.000%
Maximum: 0.000%
Weighted Average: 0.000%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Warburg LLC. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Warburg LLC.
================================================================================

                        Collateral Stratification Report
                                 WAMU Jumbo 1-27
                                      15 Yr

================================================================================

--------------------------------------------------------------------------------
DTI                                            COUNT         UPB            %
--------------------------------------------------------------------------------
<= 0.000%                                       1231   $600,997,588.95   100.00%
--------------------------------------------------------------------------------
Total:                                          1231   $600,997,588.95   100.00%
--------------------------------------------------------------------------------
Minimum: 0.00%
Maximum: 0.00%
Weighted Average: 0.00%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Geographic Concentration                       COUNT         UPB            %
--------------------------------------------------------------------------------
California                                       583   $290,679,244.12    48.37%
Illinois                                          81     38,653,746.17     6.43
Washington                                        58     28,384,102.31     4.72
Massachusetts                                     49     22,611,044.24     3.76
New Jersey                                        45     21,507,097.41     3.58
New York                                          40     20,864,573.66     3.47
Colorado                                          37     17,908,033.00     2.98
Florida                                           32     15,268,931.33     2.54
Connecticut                                       29     14,531,939.93     2.42
Maryland                                          28     12,616,484.59     2.10
Virginia                                          26     12,007,204.37     2.00
Michigan                                          23     11,223,285.44     1.87
Texas                                             19      9,898,545.09     1.65
Missouri                                          20      8,740,238.91     1.45
Georgia                                           17      8,717,371.29     1.45
Pennsylvania                                      17      8,460,739.52     1.41
Ohio                                              13      5,887,444.57     0.98
Oregon                                            12      5,058,161.34     0.84
Arizona                                           10      4,531,694.76     0.75
Minnesota                                          9      4,016,316.02     0.67
Kansas                                             9      3,889,386.38     0.65
Hawaii                                             8      3,813,060.96     0.63
Indiana                                            6      3,573,322.76     0.59
North Carolina                                     7      3,081,417.16     0.51
Oklahoma                                           6      2,692,846.71     0.45
Wisconsin                                          5      2,439,141.78     0.41
Tennessee                                          5      2,223,589.65     0.37
Iowa                                               5      2,152,115.78     0.36
Utah                                               4      2,043,900.00     0.34
Nevada                                             4      1,901,274.22     0.32
South Carolina                                     3      1,717,644.76     0.29
Arkansas                                           3      1,565,732.30     0.26
District of Columbia                               3      1,535,334.80     0.26
Nebraska                                           3      1,225,000.00     0.20
Kentucky                                           2      1,214,005.42     0.20
Alabama                                            2        968,600.00     0.16
New Hampshire                                      2        838,000.00     0.14
Idaho                                              2        766,000.00     0.13
Louisiana                                          1        533,733.88     0.09
South Dakota                                       1        514,109.49     0.09
Maine                                              1        410,000.00     0.07
Montana                                            1        333,174.83     0.06
--------------------------------------------------------------------------------
Total:                                          1231   $600,997,588.95   100.00%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
North-South CA                                 COUNT         UPB            %
--------------------------------------------------------------------------------
North CA                                         223   $111,349,326.13    18.53%
South CA                                         360    179,329,917.99    29.84
States Not CA                                    648    310,318,344.83    51.63
--------------------------------------------------------------------------------
Total:                                          1231   $600,997,588.95   100.00%
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
Zip Code Concentration                         COUNT         UPB            %
--------------------------------------------------------------------------------
90210                                             16    $11,447,537.30     1.90%
90049                                             12      6,799,088.37     1.13
90275                                             14      6,754,178.11     1.12
95070                                             10      5,854,417.31     0.97
91436                                             11      5,312,968.07     0.88
Other                                           1168    564,829,399.79    93.98
--------------------------------------------------------------------------------
Total:                                          1231   $600,997,588.95   100.00%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Loan Purpose                                   COUNT         UPB            %
--------------------------------------------------------------------------------
No Cash Refi                                     919   $446,070,395.47    74.22%
Cash Out Refi                                    235    113,680,781.40    18.92
Purchase                                          77     41,246,412.08     6.86
--------------------------------------------------------------------------------
Total:                                          1231   $600,997,588.95   100.00%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Document Type                                  COUNT         UPB            %
--------------------------------------------------------------------------------
Full                                             946   $463,216,830.79    77.07%
Low/Limited                                      219    107,528,121.54    17.89
Streamlined/Quick                                 66     30,252,636.62     5.03
--------------------------------------------------------------------------------
Total:                                          1231   $600,997,588.95   100.00%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Property Type                                  COUNT         UPB            %
--------------------------------------------------------------------------------
1-Family                                        1185   $577,061,019.06    96.02%
Condo                                             41     21,267,896.06     3.54
Other                                              3      1,459,963.72     0.24
Multi-Family                                       2      1,208,710.11     0.20
--------------------------------------------------------------------------------
Total:                                          1231   $600,997,588.95   100.00%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Occupancy                                      COUNT         UPB            %
--------------------------------------------------------------------------------
Primary                                         1205   $588,841,748.73    97.98%
Secondary                                         26     12,155,840.22     2.02
--------------------------------------------------------------------------------
Total:                                          1231   $600,997,588.95   100.00%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Prepayment Penalty                             COUNT         UPB            %
--------------------------------------------------------------------------------
3 Y                                                5   $  4,138,612.88     0.69%
No                                              1226    596,858,976.07    99.31
--------------------------------------------------------------------------------
Total:                                          1231   $600,997,588.95   100.00%
--------------------------------------------------------------------------------
wa TERM: 0.000
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Balloon Flag                                   COUNT         UPB            %
--------------------------------------------------------------------------------
No                                              1231   $600,997,588.95   100.00%
--------------------------------------------------------------------------------
Total:                                          1231   $600,997,588.95   100.00%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Warburg LLC. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Warburg LLC.
================================================================================

                        Collateral Stratification Report
                                 WAMU Jumbo 1-27
                                      15 Yr

================================================================================

--------------------------------------------------------------------------------
Mortgage Ins.                                  COUNT         UPB            %
--------------------------------------------------------------------------------
Curr LTV < 80%                                  1223   $597,834,113.89    99.47%
GEMIC                                              1        457,421.69     0.08
MGIC                                               2        821,009.29     0.14
PMI Mortgage Insurance                             2        698,731.08     0.12
Radian                                             1        450,000.00     0.07
United Guaranty                                    2        736,313.00     0.12
--------------------------------------------------------------------------------
Total:                                          1231   $600,997,588.95   100.00%
--------------------------------------------------------------------------------
% LTV > 80 NO MI: 0.00%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Pay Type                                       COUNT         UPB            %
--------------------------------------------------------------------------------
                                                1231   $600,997,588.95   100.00%
--------------------------------------------------------------------------------
Total:                                          1231   $600,997,588.95   100.00%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Lien Type                                      COUNT         UPB            %
--------------------------------------------------------------------------------
First Lien                                      1231   $600,997,588.95   100.00%
--------------------------------------------------------------------------------
Total:                                          1231   $600,997,588.95   100.00%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Pledge Loan                                    COUNT         UPB            %
--------------------------------------------------------------------------------
                                                1231   $600,997,588.95   100.00%
--------------------------------------------------------------------------------
Total:                                          1231   $600,997,588.95   100.00%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Relocation                                     COUNT         UPB            %
--------------------------------------------------------------------------------
                                                1231   $600,997,588.95   100.00%
--------------------------------------------------------------------------------
Total:                                          1231   $600,997,588.95   100.00%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Section-32                                     COUNT         UPB            %
--------------------------------------------------------------------------------
                                                1231   $600,997,588.95   100.00%
--------------------------------------------------------------------------------
Total:                                          1231   $600,997,588.95   100.00%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Foreign Borrower                               COUNT         UPB            %
--------------------------------------------------------------------------------
                                                1231   $600,997,588.95   100.00%
--------------------------------------------------------------------------------
Total:                                          1231   $600,997,588.95   100.00%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Warburg LLC. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Warburg LLC.

================================================================================

                        Collateral Stratification Report
                             WAMU Jumbo 1-27 upsize
                                 15Yr and 15 Yr

================================================================================

--------------------------------------------------------------------------------
Pool Summary                                   COUNT         UPB            %
--------------------------------------------------------------------------------
Non-Conforming                                  400    $192,655,570.49    96.28%
Conforming                                       19       7,447,145.92     3.72
--------------------------------------------------------------------------------
Total:                                          419    $200,102,716.41   100.00%
--------------------------------------------------------------------------------

Data as of Date: 2003-02-01
AVG UPB: $477,572.12
GROSS WAC: 5.6508%
NET WAC: 5.401%
% SF/PUD: 95.77%
% FULL/ALT: 75.00%
% CASHOUT: 0.00%
% BUYDOWN: 0.00%
% LTV > 80 NO MI: 0.00%
WA LTV: 57.29%
% FICO > 679: 91.03%
% NO FICO: 0.68%
WA FICO: 738
% FIRST LIEN: 100.00%
% PREPAY PENALTY: 3.40%
CALIFORNIA %: 41.49%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Product Type                                   COUNT         UPB            %
--------------------------------------------------------------------------------
Fixed                                           419    $200,102,716.41   100.00%
--------------------------------------------------------------------------------
Total:                                          419    $200,102,716.41   100.00%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Original Balance                               COUNT         UPB            %
--------------------------------------------------------------------------------
$300,000.01 - $350,000.00                        49    $ 16,411,475.54     8.20%
$350,000.01 - $400,000.00                       103      38,621,236.20    19.30
$400,000.01 - $450,000.00                        72      30,418,578.09    15.20
$450,000.01 - $500,000.00                        72      34,338,100.11    17.16
$500,000.01 - $550,000.00                        29      15,265,218.93     7.63
$550,000.01 - $600,000.00                        28      16,075,697.97     8.03
$600,000.01 - $650,000.00                        43      27,227,774.58    13.61
$650,000.01 - $700,000.00                         3       2,026,597.70     1.01
$700,000.01 - $750,000.00                         4       2,969,345.25     1.48
$800,000.01 - $850,000.00                         1         850,000.00     0.42
$850,000.01 - $900,000.00                         1         900,000.00     0.45
$900,000.01 - $950,000.00                         3       2,813,000.00     1.41
$950,000.01 - $1,000,000.00                       7       6,874,192.04     3.44
$1,000,000.01 >=                                  4       5,311,500.00     2.65
--------------------------------------------------------------------------------
Total:                                          419    $200,102,716.41   100.00%
--------------------------------------------------------------------------------
Minimum: $323,000.00
Maximum: $1,500,000.00
Average: $479,324.90
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
Unpaid Balance                                 COUNT         UPB            %
--------------------------------------------------------------------------------
$300,000.01 - $350,000.00                        51    $ 17,082,714.08     8.54%
$350,000.01 - $400,000.00                       105      39,542,426.66    19.76
$400,000.01 - $450,000.00                        72      30,620,875.87    15.30
$450,000.01 - $500,000.00                        68      32,543,373.33    16.26
$500,000.01 - $550,000.00                        30      15,811,818.91     7.90
$550,000.01 - $600,000.00                        27      15,529,097.99     7.76
$600,000.01 - $650,000.00                        44      27,876,372.28    13.93
$650,000.01 - $700,000.00                         2       1,378,000.00     0.69
$700,000.01 - $750,000.00                         4       2,969,345.25     1.48
$800,000.01 - $850,000.00                         1         850,000.00     0.42
$850,000.01 - $900,000.00                         1         900,000.00     0.45
$900,000.01 - $950,000.00                         3       2,813,000.00     1.41
$950,000.01 - $1,000,000.00                       7       6,874,192.04     3.44
$1,000,000.01 >=                                  4       5,311,500.00     2.65
--------------------------------------------------------------------------------
Total:                                          419    $200,102,716.41   100.00%
--------------------------------------------------------------------------------
Minimum: $317,179.19
Maximum: $1,500,000.00
Average: $477,572.12
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Gross Rate                                     COUNT         UPB            %
--------------------------------------------------------------------------------
4.626% - 4.750%                                   3    $  1,308,898.66     0.65%
4.751% - 4.875%                                   4       1,555,003.42     0.78
4.876% - 5.000%                                   5       2,582,346.36     1.29
5.001% - 5.125%                                   3       1,105,582.92     0.55
5.126% - 5.250%                                  29      14,543,828.22     7.27
5.251% - 5.375%                                  44      20,029,861.41    10.01
5.376% - 5.500%                                  89      42,344,952.85    21.16
5.501% - 5.625%                                  63      30,472,280.39    15.23
5.626% - 5.750%                                  64      30,395,734.23    15.19
5.751% - 5.875%                                  57      29,097,347.80    14.54
5.876% - 6.000%                                  25      11,079,675.12     5.54
6.001% - 6.125%                                  17       8,367,658.09     4.18
6.126% - 6.250%                                   6       2,562,124.88     1.28
6.251% - 6.375%                                   4       1,666,431.16     0.83
6.376% - 6.500%                                   2       1,345,879.13     0.67
6.501% - 6.625%                                   2         791,902.98     0.40
6.751% - 6.875%                                   1         458,532.89     0.23
7.001% - 7.125%                                   1         394,675.90     0.20
--------------------------------------------------------------------------------
Total:                                          419    $200,102,716.41   100.00%
--------------------------------------------------------------------------------
Minimum: 4.750%
Maximum: 7.125%
Weighted Average: 5.651%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Warburg LLC. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Warburg LLC.

================================================================================

                        Collateral Stratification Report
                             WAMU Jumbo 1-27 upsize
                                 15Yr and 15 Yr

================================================================================

--------------------------------------------------------------------------------
Net Rate                                       COUNT         UPB            %
--------------------------------------------------------------------------------
4.376% - 4.500%                                   3    $  1,308,898.66     0.65%
4.501% - 4.625%                                   4       1,555,003.42     0.78
4.626% - 4.750%                                   5       2,582,346.36     1.29
4.751% - 4.875%                                   3       1,105,582.92     0.55
4.876% - 5.000%                                  29      14,543,828.22     7.27
5.001% - 5.125%                                  44      20,029,861.41    10.01
5.126% - 5.250%                                  89      42,344,952.85    21.16
5.251% - 5.375%                                  63      30,472,280.39    15.23
5.376% - 5.500%                                  64      30,395,734.23    15.19
5.501% - 5.625%                                  57      29,097,347.80    14.54
5.626% - 5.750%                                  25      11,079,675.12     5.54
5.751% - 5.875%                                  17       8,367,658.09     4.18
5.876% - 6.000%                                   6       2,562,124.88     1.28
6.001% - 6.125%                                   4       1,666,431.16     0.83
6.126% - 6.250%                                   2       1,345,879.13     0.67
6.251% - 6.375%                                   2         791,902.98     0.40
6.501% - 6.625%                                   1         458,532.89     0.23
6.751% - 6.875%                                   1         394,675.90     0.20
--------------------------------------------------------------------------------
Total:                                          419    $200,102,716.41   100.00%
--------------------------------------------------------------------------------
Minimum: 4.500%
Maximum: 6.875%
Weighted Average: 5.401%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Original Term to Maturity                      COUNT         UPB            %
--------------------------------------------------------------------------------
61 - 120                                          3    $  1,471,008.64     0.74%
121 - 180                                       416     198,631,707.77    99.26
--------------------------------------------------------------------------------
Total:                                          419    $200,102,716.41   100.00%
--------------------------------------------------------------------------------
Minimum: 120
Maximum: 180
Weighted Average: 179
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Remaining Term to Stated Maturity              COUNT         UPB            %
--------------------------------------------------------------------------------
61 - 120                                          3    $  1,471,008.64     0.74%
121 - 180                                       416     198,631,707.77    99.26
--------------------------------------------------------------------------------
Total:                                          419    $200,102,716.41   100.00%
--------------------------------------------------------------------------------
Minimum: 116
Maximum: 180
Weighted Average: 178
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Seasoning                                      COUNT         UPB            %
--------------------------------------------------------------------------------
<= 0                                            163    $ 84,049,290.00    42.00%
1 - 1                                           126      57,572,172.21    28.77
2 - 2                                            58      25,257,922.89    12.62
3 - 3                                            24      11,128,697.83     5.56
4 - 4                                            24      11,233,395.40     5.61
5 - 5                                            19       8,777,831.99     4.39
6 - 6                                             1         550,522.11     0.28
7 - 12                                            3       1,207,729.99     0.60
13 - 24                                           1         325,153.99     0.16
--------------------------------------------------------------------------------
Total:                                          419    $200,102,716.41   100.00%
--------------------------------------------------------------------------------
Minimum: 0
Maximum: 13
Weighted Average: 1
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
FICO Scores                                    COUNT         UPB            %
--------------------------------------------------------------------------------
0 - 0                                             3    $  1,351,780.05     0.68%
620 - 629                                         3       1,338,000.00     0.67
630 - 639                                         3       1,354,712.13     0.68
640 - 649                                         6       2,476,263.38     1.24
650 - 659                                         4       1,586,417.81     0.79
660 - 669                                        16       7,087,345.61     3.54
670 - 679                                         6       2,755,172.01     1.38
680 - 689                                        12       5,986,339.77     2.99
690 - 699                                        20      10,313,507.24     5.15
700 - 709                                        29      14,163,896.80     7.08
710 - 719                                        26      12,875,688.76     6.43
720 - 729                                        33      16,704,985.53     8.35
730 - 739                                        25      12,293,551.79     6.14
740 - 749                                        42      20,473,608.53    10.23
750 - 759                                        44      21,929,531.23    10.96
760 - 769                                        40      18,754,365.32     9.37
770 - 779                                        41      18,371,767.21     9.18
780 - 789                                        39      17,741,109.57     8.87
790 - 799                                        17       8,512,267.62     4.25
800 - 809                                         9       3,715,226.86     1.86
810 - 819                                         1         317,179.19     0.16
--------------------------------------------------------------------------------
Total:                                          419    $200,102,716.41   100.00%
--------------------------------------------------------------------------------
Minimum: 0
Maximum: 812
Weighted Average: 738
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Loan To Value Ratio                            COUNT         UPB            %
--------------------------------------------------------------------------------
<= 0.00%                                          1    $    500,000.00     0.25%
10.01% - 15.00%                                   1         361,000.00     0.18
15.01% - 20.00%                                   3       1,515,627.76     0.76
20.01% - 25.00%                                   5       1,934,075.91     0.97
25.01% - 30.00%                                   7       4,038,737.18     2.02
30.01% - 35.00%                                  16       8,635,249.10     4.32
35.01% - 40.00%                                  29      13,296,127.85     6.64
40.01% - 45.00%                                  31      16,394,651.95     8.19
45.01% - 50.00%                                  39      21,618,330.51    10.80
50.01% - 55.00%                                  40      19,028,495.26     9.51
55.01% - 60.00%                                  47      21,705,361.43    10.85
60.01% - 65.00%                                  48      21,937,659.63    10.96
65.01% - 70.00%                                  38      17,896,952.48     8.94
70.01% - 75.00%                                  59      27,202,507.10    13.59
75.01% - 80.00%                                  54      23,641,940.25    11.81
85.01% - 90.00%                                   1         396,000.00     0.20
--------------------------------------------------------------------------------
Total:                                          419    $200,102,716.41   100.00%
--------------------------------------------------------------------------------
Minimum: 0.00%
Maximum: 90.00%
Weighted Average: 57.29%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Combined Loan To Value Ratio                   COUNT         UPB            %
--------------------------------------------------------------------------------
<= 0.00%                                        419    $200,102,716.41   100.00%
--------------------------------------------------------------------------------
Total:                                          419    $200,102,716.41   100.00%
--------------------------------------------------------------------------------
Minimum: 0.000%
Maximum: 0.000%
Weighted Average: 0.000%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Warburg LLC. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Warburg LLC.
================================================================================

                        Collateral Stratification Report
                             WAMU Jumbo 1-27 upsize
                                 15Yr and 15 Yr

================================================================================

--------------------------------------------------------------------------------
DTI                                            COUNT         UPB            %
--------------------------------------------------------------------------------
<= 0.000%                                       419    $200,102,716.41   100.00%
--------------------------------------------------------------------------------
Total:                                          419    $200,102,716.41   100.00%
--------------------------------------------------------------------------------
Minimum: 0.00%
Maximum: 0.00%
Weighted Average: 0.00%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Geographic Concentration                       COUNT         UPB            %
--------------------------------------------------------------------------------
California                                      166    $ 83,027,606.60    41.49%
Illinois                                         27      13,545,520.49     6.77
New York                                         20       9,630,262.48     4.81
Hawaii                                           20       8,086,293.77     4.04
Missouri                                         16       7,912,933.14     3.95
Virginia                                         16       7,218,924.56     3.61
Washington                                       14       6,931,728.23     3.46
Massachusetts                                    13       6,659,675.03     3.33
Maryland                                         14       6,300,622.93     3.15
Florida                                          12       5,842,630.17     2.92
Michigan                                         11       4,954,142.58     2.48
New Jersey                                       11       4,937,404.83     2.47
Texas                                             9       4,003,108.40     2.00
Colorado                                          8       3,426,425.08     1.71
Connecticut                                       6       2,771,659.82     1.39
South Carolina                                    6       2,350,498.82     1.17
North Carolina                                    3       2,247,945.57     1.12
Minnesota                                         4       1,964,035.74     0.98
Ohio                                              4       1,829,714.34     0.91
Kansas                                            4       1,801,500.00     0.90
Kentucky                                          4       1,787,636.75     0.89
Wisconsin                                         4       1,504,378.01     0.75
Pennsylvania                                      3       1,328,637.31     0.66
Oklahoma                                          2       1,180,400.00     0.59
Tennessee                                         3       1,135,191.53     0.57
Georgia                                           3       1,107,087.46     0.55
Arizona                                           3       1,100,177.49     0.55
Alabama                                           2         982,037.94     0.49
Utah                                              2         903,000.00     0.45
New Hampshire                                     2         847,517.54     0.42
New Mexico                                        2         749,988.67     0.37
Idaho                                             1         530,630.77     0.27
Indiana                                           1         454,842.41     0.23
Nebraska                                          1         378,750.00     0.19
North Dakota                                      1         341,807.95     0.17
Arkansas                                          1         328,000.00     0.16
--------------------------------------------------------------------------------
Total:                                          419    $200,102,716.41   100.00%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
North-South CA                                 COUNT         UPB            %
--------------------------------------------------------------------------------
North CA                                         74    $ 37,149,593.19    18.57%
South CA                                         92      45,878,013.41    22.93
States Not CA                                   253     117,075,109.81    58.51
--------------------------------------------------------------------------------
Total:                                          419    $200,102,716.41   100.00%
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
Zip Code Concentration                         COUNT         UPB            %
--------------------------------------------------------------------------------
90210                                             4    $  3,580,000.00     1.79%
20854                                             6       2,864,513.23     1.43
94010                                             5       2,855,830.80     1.43
96821                                             6       2,508,015.12     1.25
94539                                             5       2,055,831.82     1.03
Other                                           393     186,238,525.44    93.07
--------------------------------------------------------------------------------
Total:                                          419    $200,102,716.41   100.00%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Loan Purpose                                   COUNT         UPB            %
--------------------------------------------------------------------------------
No Cash Refi                                    287    $138,265,217.15    69.10%
Unknown                                          78      35,912,698.58    17.95
Home Improvement                                 33      14,718,203.59     7.36
Purchase                                         21      11,206,597.09     5.60
--------------------------------------------------------------------------------
Total:                                          419    $200,102,716.41   100.00%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Document Type                                  COUNT         UPB            %
--------------------------------------------------------------------------------
Full                                            319    $150,081,291.87    75.00%
Low/Limited                                      88      43,662,289.96    21.82
Streamlined/Quick                                12       6,359,134.58     3.18
--------------------------------------------------------------------------------
Total:                                          419    $200,102,716.41   100.00%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Property Type                                  COUNT         UPB            %
--------------------------------------------------------------------------------
1-Family                                        399    $191,638,482.71    95.77%
Condo                                            13       5,167,653.90     2.58
Town House                                        7       3,296,579.80     1.65
--------------------------------------------------------------------------------
Total:                                          419    $200,102,716.41   100.00%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Occupancy                                      COUNT         UPB            %
--------------------------------------------------------------------------------
Primary                                         404    $192,889,172.54    96.40%
Secondary                                        14       6,840,304.40     3.42
Investor                                          1         373,239.47     0.19
--------------------------------------------------------------------------------
Total:                                          419    $200,102,716.41   100.00%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Prepayment Penalty                             COUNT         UPB            %
--------------------------------------------------------------------------------
N                                               404    $193,290,776.29    96.60%
Y                                                15       6,811,940.12     3.40
--------------------------------------------------------------------------------
Total:                                          419    $200,102,716.41   100.00%
--------------------------------------------------------------------------------
wa TERM: 0.000
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Balloon Flag                                   COUNT         UPB            %
--------------------------------------------------------------------------------
No                                              419    $200,102,716.41   100.00%
--------------------------------------------------------------------------------
Total:                                          419    $200,102,716.41   100.00%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Warburg LLC. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Warburg LLC.
================================================================================

                        Collateral Stratification Report
                             WAMU Jumbo 1-27 upsize
                                 15Yr and 15 Yr

================================================================================

--------------------------------------------------------------------------------
Mortgage Ins.                                  COUNT         UPB            %
--------------------------------------------------------------------------------
Curr LTV < 80%                                  418    $199,706,716.41    99.80%
GEMIC                                             1         396,000.00     0.20
--------------------------------------------------------------------------------
Total:                                          419    $200,102,716.41   100.00%
--------------------------------------------------------------------------------
% LTV > 80 NO MI: 0.00%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Pay Type                                       COUNT         UPB            %
--------------------------------------------------------------------------------
                                                419    $200,102,716.41   100.00%
--------------------------------------------------------------------------------
Total:                                          419    $200,102,716.41   100.00%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Lien Type                                      COUNT         UPB            %
--------------------------------------------------------------------------------
First Lien                                      419    $200,102,716.41   100.00%
--------------------------------------------------------------------------------
Total:                                          419    $200,102,716.41   100.00%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Pledge Loan                                    COUNT         UPB            %
--------------------------------------------------------------------------------
                                                419    $200,102,716.41   100.00%
--------------------------------------------------------------------------------
Total:                                          419    $200,102,716.41   100.00%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Relocation                                     COUNT         UPB            %
--------------------------------------------------------------------------------
                                                419    $200,102,716.41   100.00%
--------------------------------------------------------------------------------
Total:                                          419    $200,102,716.41   100.00%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Section-32                                     COUNT         UPB            %
--------------------------------------------------------------------------------
                                                419    $200,102,716.41   100.00%
--------------------------------------------------------------------------------
Total:                                          419    $200,102,716.41   100.00%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Foreign Borrower                               COUNT         UPB            %
--------------------------------------------------------------------------------
                                                419    $200,102,716.41   100.00%
--------------------------------------------------------------------------------
Total:                                          419    $200,102,716.41   100.00%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Warburg LLC. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Warburg LLC.
================================================================================

                                                                     Page 4 of 4